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                                    CONSENT

     I hereby consent to being named as a director nominee in Troy Group, Inc.'s Registration Statement on Form S-1 (File No. 333-51523) and the related Prospectus for the registration of its Common Stock, and any amendments thereto.


May 19, 1999                           /s/ Harold Clark
                                       ------------------------------
                                       Harold Clark